EXHIBIT 99.1

ASX ANNOUNCEMENT

August 10, 2022

Historic Quarterly Financial Information

Life360, Inc. (Life360 or the Company) (ASX: 360) will announce its Q2 and H1 CY22 results to the ASX on August 16, 2022 AEST and the U.S. Securities and Exchange Commission (SEC) on August 15, 2022 ET. As previously advised, the Company is now a U.S. “public reporting company” and is subject to the periodic reporting requirements of the U.S. Securities and Exchange Act of 1934, as amended (Exchange Act), and will therefore be filing a Quarterly Report on Form 10-Q with the SEC for the quarter ended June 30, 2022 as well as ongoing current, annual and quarterly reports required by the Exchange Act.

In order to assist the market with the transition to additional quarterly reporting, Life360 is providing its historic quarterly unaudited income statement, balance sheet, cash flow and operating metrics.

Authorization

Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360, authorized this announcement being given to ASX.

About Life360

Life360 operates a platform for today’s busy families, bringing them closer together by helping them better know, communicate with and protect the people they care about most. The Company’s core offering, the Life360 mobile app, is a market leading app for families, with features that range from communications to driving safety and location sharing. Life360 is based in San Francisco and had more than 38 million monthly active users (MAU) as of March 2022, located in over 150 countries.

Contacts

For investor inquiries:	For media inquiries:

Jolanta Masojada, +61 417 261 367	Giles Rafferty, +61 481 467 903

jmasojada@life360.com	grafferty@firstadvisers.com.au

Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the United States. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a Qualified Institutional Buyer (QIB) for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.

Future performance and forward-looking statements

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. These forward-looking statements can be about future events, including statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the financial and operating performance of its business, its capital position, future growth, and its integration of Tile. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner. Forward-looking statements are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. They are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.

INCOME STATEMENT
(Unaudited)

	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
	(in U.S. $, millions)
U.S. Revenue
Direct	$15.2	$17.1	$20.7	$24.3	$29.3
International revenue
Direct	1.9	2.1	2.4	2.7	3.8
Indirect revenue	5.9	5.8	6.5	7.0	8.3
Hardware	—	—	0.1	0.9	9.6
Total Revenue	23.0	25.0	29.7	34.9	51.0

Cost of Revenue (excluding Depreciation and Amortization)	(4.4)	(4.7)	(5.5)	(7.4)	(14.6)
Stock Based Compensation	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)
Depreciation and amortization	—	—	(0.1)	(0.2)	(1.1)
Total Cost of Revenue	(4.5)	(4.8)	(5.7)	(7.8)	(15.9)

Gross Profit	18.5	20.2	24.0	27.1	35.1
Gross Margin %	80%	81%	81%	78%	69%

Research and Development	(9.2)	(10.2)	(11.1)	(13.1)	(22.1)
User Acquisition	(1.1)	(1.3)	(1.9)	(2.8)	(6.6)
Sales and marketing (excluding User Acquisition)	(7.0)	(9.1)	(11.3)	(12.1)	(15.8)
General and administrative (excluding Depreciation and Amortization)	(2.8)	(3.5)	(4.1)	(9.3)	(10.7)
Stock Based Compensation	(2.1)	(2.8)	(3.2)	(3.4)	(5.9)
Operating Expenses	(22.2)	(26.9)	(31.6)	(40.7)	(61.1)

Statutory EBITDA	(3.7)	(6.7)	(7.5)	(13.4)	(24.9)
Depreciation and amortization	(0.1)	(0.1)	(0.2)	(0.4)	(2.2)
EBIT	(3.8)	(6.8)	(7.7)	(13.8)	(27.1)
Net interest (income)/expense	(0.1)	—	(0.4)	(1.1)	2.0
Income tax (benefit)/expense	—	—	(0.1)	0.2	(0.1)
Statutory Net Loss	(3.9)	(6.8)	(8.2)	(14.7)	(25.2)

Non-GAAP Adjustments:
Stock Based Compensation	2.2	2.9	3.3	3.6	6.1
Transaction costs	—	0.5	0.5	1.6	9.2
(Gain)/Loss on revaluation of Contingent Liability	—	—	—	3.6	(4.0)
Adjusted EBITDA excluding non-GAAP adjustments	(1.5)	(3.3)	(3.7)	(4.6)	(13.6)
Adjusted Loss from ordinary activities after tax excl non-GAAP adjustments	$(1.7)	$(3.4)	$(4.4)	$(5.9)	$(13.9)

BALANCE SHEET
(Unaudited)

	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
	(in U.S. $, millions)
Cash	$53.3	$50.6	$47.3	$231.0	$82.7
Accounts receivable	12.6	12.0	10.5	11.8	22.4
Costs capitalized to obtain revenue contracts, net	3.0	2.3	1.8	1.3	1.5
Prepaid expenses and other current assets	7.1	6.9	5.9	10.9	13.7
Inventory	—	—	—	2.0	10.6
Total Current Assets	76.0	71.8	65.5	257.0	130.9
Property and equipment, net	0.7	0.6	0.5	0.6	0.8
Costs capitalized to obtain revenue contracts, net of current portion	0.6	0.5	0.4	0.3	0.3
Intangible assets, net	—	—	—	8.0	58.6
Goodwill	0.8	0.8	0.8	31.1	133.1
Right of use asset	—	2.0	1.7	1.6	2.6
Other receivable, non current	—	2.5	11.3	—	—
Other non-current assets	5.6	2.5	2.3	3.7	25.0
Total Non-current Assets	7.7	8.9	17.0	45.3	220.4
Total Assets	83.7	80.7	82.5	302.3	351.3
Accounts payable and accrued expenses	6.8	6.9	11.2	13.8	54.5
Contingent liability	—	—	—	9.5	5.5
Convertible note debt, current	—	—	—	4.2	3.8
Deferred revenue	12.3	12.0	14.0	13.9	26.8
Other current liabilities	—	2.1	—	—	—
Total Current Liabilities	19.1	21.0	25.2	41.4	90.6
Convertible note debt, noncurrent	—	—	3.7	8.3	7.3
Other non-current liabilities	2.0	1.5	1.2	2.6	6.2
Total Non-current Liabilities	2.0	1.5	4.9	10.9	13.5
Total Liabilities	21.1	22.5	30.1	52.3	104.1
Net Assets	62.6	58.2	52.4	250.0	247.2
Common stock	0.1	0.1	0.1	0.1	0.1
Notes from affiliates	(0.9)	(0.9)	(0.9)	(1.0)	(1.0)
Additional paid-in capital	199.0	201.4	206.2	416.2	438.7
Accumulated deficit	(135.6)	(142.4)	(153.0)	(165.3)	(190.6)
Total Equity	62.6	58.2	52.4	250.0	247.2
Total Liabilities and Stockholders' Equity	$83.7	$80.7	$82.5	$302.3	$351.3

CASH FLOW
(Unaudited)

	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
	(in U.S. $, millions)
EBITDA (pre UA)	$(2.6)	$(5.4)	$(5.6)	$(10.6)	$(18.3)
User acquisition costs	(1.1)	(1.3)	(1.9)	(2.8)	(6.6)
EBITDA	(3.7)	(6.7)	(7.5)	(13.4)	(24.9)
Adjusted for:
Stock-based compensation	2.2	2.9	3.3	3.6	6.1
Deferred revenue	0.4	(0.3)	2.2	(0.7)	2.8
Costs capitalized to obtain contracts	0.4	0.8	0.6	0.5	(0.2)
Changes in other operating assets and liabilities	(2.3)	1.4	2.2	1.3	(1.4)
Other non-cash items in EBITDA	—	—	3.5	(2.8)	(4.1)
Net Cash Inflow/(Outflow) from Operating Activities	(3.0)	(1.9)	4.3	(11.5)	(21.7)
Purchases of capital assets including internally developed software	—	—	—	(0.1)	—
Cash paid for acquisition, net of cash acquired	—	—	(2.8)	(0.1)	(112.3)
Cash advance on convertible note receivable in connection with an acquisition	—	(2.5)	(1.5)	—	—
Net Cash Inflow/(Outflow) from Investing Activities	—	(2.5)	(4.3)	(0.2)	(112.3)
Net proceeds from the exercise of options and grant of stock awards, net of repurchase	—	(0.5)	(0.4)	(0.2)	1.0
Proceeds from capital raise in connection with an acquisition, net of transaction costs	—	—	—	193.0	—
Cash received in connection with issuance of convertible notes	—	2.1	—	—	—
Net Cash Inflow/(Outflow) from Financing Activities	—	1.6	(0.4)	192.8	1.0
Net Cash Inflow/(Outflow)	(3.0)	(2.8)	(0.4)	181.1	(133.0)
Cash at Beginning of Period	56.6	53.6	50.8	50.4	231.5
Cash at End of Period	$53.6	$50.8	$50.4	$231.5	$98.5

OPERATING METRICS
(Unaudited)

	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
	(in U.S. $, millions except ARPPC, ARPS, ASP)
Life360 Core Subscription
Monthly Active Users (MAU) - Total	28.1	32.4	33.8	35.5	38.3
US	18.1	20.4	22.2	23.7	25.1
International	10.0	12.1	11.6	11.8	13.2
Australia	0.7	0.8	0.8	1.0	1.0
Paying Circles - Total	0.92	1.01	1.12	1.24	1.31
US - Total	0.75	0.82	0.91	1.01	1.06
US – Membership subscribers	0.23	0.33	0.45	0.56	0.64
International	0.17	0.19	0.21	0.23	0.25
Average Revenue Per Paying Circle (ARPPC)	$75.92	$79.95	$85.78	$88.69	$87.66

Life360 Consolidated (Proforma for 2021)
Subscriptions	1.34	1.46	1.60	1.75	1.85
Average Revenue per Subscription (ARPS)	$63.70	$66.82	$71.65	$74.04	$73.88
Hardware units shipped	0.88	1.02	1.02	3.33	0.70
Average Sale Price (ASP)	$15.68	$15.70	$13.58	$15.12	$15.08